UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-07102
The Advisors’ Inner Circle Fund II
(Exact name of registrant as specified in charter)

CT Corporation
101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-877-446-3863
Date of fiscal year end: July 31, 2011
Date of reporting period: July 31, 2011

Item 1. Reports to Stockholders.
The Advisors’ Inner Circle Fund II

Reaves Select Research Fund
Annual Report	July 31, 2011

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JULY 31, 2011
TABLE OF CONTENTS

Shareholders’ Letter	1
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Trustees and Officers of the Advisors’ Inner Circle Fund II	26
Disclosure of Fund Expenses	34
Notice to Shareholders	36
The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
SHAREHOLDERS’ LETTER
July 31, 2011
To the Shareholders of the Reaves Select Research Fund:
In the twelve months ended July 31, 2011, the Reaves Select Research Fund generated a return of 26.62%, net of fees, for the Institutional shares and 26.31%, net of fees, for the Investor shares. This is against a backdrop of a 19.65% return for the S&P 500 and 14.09% return for the S&P 500 Utilities Index. Our beta during the period was 0.89 and 0.88 for the Institutional and Investor classes, respectively.
Portfolio Review
Electric, Gas and Water Utilities
The utilities portfolio generated a positive contribution and outperformed the S&P Utilities Index. The relative performance was largely the result of investment in midcap utilities, natural gas and energy infrastructure companies and the avoidance of companies that have significant merchant power generation exposure.
Our most profitable investments have been midcap utilities that also have some potential as consolidation candidates. We believe that M&A activity, which was quite heavy in the past six months with four announced corporate deals, will continue as utilities seek to take advantage of low current capital costs to increase scale and cut corporate costs. We believe regulatory commissions can be supportive of consolidation, as greater scale can mitigate rising electric rates to consumers and help local economies. In general, rate cases have been more problematic of late due to regulators’ perception of consumers’ inability to bear utility cost increases. Thus, thoughtful rate design and management teams with good regulatory relations have become a more desirable asset for large acquirers.
Our investments in domestic natural gas utilities/energy infrastructure generated a positive contribution. Shale oil and gas development, particularly around the Bakken in North Dakota and Montana, has fundamentally altered demand for infrastructure and should ensure a positive future for infrastructure providers even with lower commodity prices. In addition, increased demand for natural gas liquids from the chemical sector has kept midstream and processing margins healthy. Our major concern lies in valuations rather than fundamentals as the subsector is no longer as attractive as it was 18 months ago and so has less margin of safety.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
Energy
Energy sector investments generated a positive contribution and outperformed the S&P Energy Index. However, the sector retraced significantly in in the second calendar quarter of 2011, driven by reduced expectations for oil consumption. Weaker U.S. and Eurozone economic data, ongoing lack of housing sector growth and concern about inflation’s impact on Chinese economic prospects reversed short-term upward commodity price trends, which had a cascading negative effect on the value of our oil-sensitive investments.
Our long-term thesis, that energy consumption growth will outpace productive capacity growth and thereby underpin prices, remains. The medium term is a bit less clear, though, as sovereign European debt problems facing the Organization for Economic Co-operation and Development (OECD) are very real and can have a material negative short-term impact on demand growth. Also worrisome is the duration of economic slowdown in the U.S. and the risks associated with China’s efforts to control inflation. In addition, ETF’s and other financial vehicles have made direct speculation on commodities easier for larger numbers of investors, which can amplify short-term volatility. Thus, we continue to concentrate our investments in companies that we feel offer a combination of high-quality management, strong growth potential, inexpensive valuation and free cash generation that can be used to support share prices in difficult markets through dividend increases and/or share repurchases.
Telecom
The telecom sector generated a positive contribution to returns during the year, driven by strong performance among integrated telecoms in the U.S. and Canada, selected rural carriers, and a wireless carrier in Brazil.
The industry saw the continuation of several beneficial trends. Verizon Wireless and AT&T Mobility have established tiered pricing for mobile broadband, which should allow them to monetize future volume growth. Tiered pricing should also discipline demand for high-speed mobile broadband and lead to a more rational allocation of capital to build additional capacity. Industry consolidation continued apace creating operating synergies and reducing competitive pricing intensity. Frontier Communications completed the acquisition of just under four million access lines from Verizon; CenturyLink completed the acquisition of Qwest Communications; Windstream completed several smaller acquisitions in the data and internet space and AT&T announced the acquisition of the U.S. assets of T-Mobile, pending regulatory approval.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
The wireless communications business remains the engine of growth for integrated telcos, driven by adoption of mobile broadband delivered via increasingly sophisticated smartphones operating over advanced 3G, and now 4G, networks.
Outlook
As we look out to the second half of the year and beyond, we expect interest rates to remain low. Thus, our utility sector investments remain focused on the regulated utilities which we think will outperform unregulated generators given the anemic growth in industrial production and relatively low natural gas prices which are depressing electricity prices.
As of this writing, utilities, represented by the Philadelphia Utility Index (UTY), are yielding 4.42%, a 2.33 percentage point premium to the ten-year U.S. Treasury note, currently yielding 2.09%. We believe this is an anomaly because, historically, utilities have traded with yields at a discount to the treasury yield. Selected regulated utilities have a history of raising dividends, even during severe economic downturns like that of 2008-2009. Therefore, we believe, at present, selected utilities provide a superior investment alternative to fixed income securities.
Within the energy sector we continue to see long-term upside for two groups: those with the resources that are being revolutionized by technology and those that provide the technology. Every few weeks we hear of new exploration plays being opened by the industry or of mature plays becoming more economic because technology has improved. The holders of these resources should be able to grow their business even through periods of depressed oil or gas prices. The suppliers of the technology have become a more strategically important piece of the energy value chain. Further, the addition of new technology has served to lower unit costs and open more exploitation opportunities.
In telecommunications, explosive mobile data growth coupled with more rational pricing and industry consolidation present large integrated companies with the best opportunity in years to meaningfully grow earnings. We also see opportunity in the rural sector. We think the shares of the major rural telcos are oversold on acute, but temporary, concerns about the future success of acquisition integration efforts.
Over the past two years, we have generated substantial returns by investing in companies that build and operate oil and gas infrastructure. While there appears to be ample long-term growth opportunities, particularly around Canada’s oil

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
sands and oil shale plays in the U.S. like the Bakken or Eagle Ford, valuations are no longer cheap. Many new funds focused on master limited partnerships (MLP’s) and infrastructure have been formed in the past twelve months which have increased investment in these sectors, (competition for equity, reduced) bidding up prices and driving down yields and, more importantly, reducing the margin for error if investor expectations are not met.
We remain committed to providing you with a differentiated portfolio of well-researched, high-quality companies in vital industries that have the ability to grow earnings and dividends while providing substantial defensive characteristics.
We appreciate the opportunity to serve you and look forward to your continued support.
Respectfully submitted,

Ronald J. Sorenson	Tim Porter
CEO & Chief Investment Officer	Portfolio Manager
The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
Definition of the Comparative Indices
S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.
S&P 500 Utilities Sector Index is a subset of the S&P 500 Index that contains those securities that fall under the utilities sector. This equity index does not have the telecommunications or energy equities that are contained in the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
Growth of a $10,000 Investment
TOTAL RETURN FOR PERIODS ENDED JULY 31, 2011*

				Annualized Inception
	1 Year Return	3 Year Return	5 Year Return	to Date
Reaves Select Research Fund, Institutional Class	26.62%	-1.19%	2.96%	6.16%
S&P 500 Index	19.65%	2.92%	2.39%	3.09%
S&P 500 Utilities Index	14.09%	-0.26%	3.60%	6.54%

*	Institutional Class Shares were offered beginning December 22, 2004.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.
Past performance is no guarantee of future performance and should not be considered a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.
Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
Growth of a $10,000 Investment
TOTAL RETURN FOR PERIODS ENDED JULY 31, 2011*

				Annualized Inception
	1 Year Return	3 Year Return	5 Year Return	to Date
Reaves Select Research Fund, Investor Class	26.31%	-1.45%	2.69%	5.16%
S&P 500 Index	19.65%	2.92%	2.39%	3.54%
S&P 500 Utilities Index	14.09%	-0.26%	3.60%	6.21%

**	Investor Class Shares were offered beginning March 30, 2005.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered a representation of the future results of the Fund.
The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JULY 31, 2011
SECTOR WEIGHTINGS†: (Unaudited)

†	Percentages are based on total investments. More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.0%

	Shares	Value
BROADCASTING, NEWSPAPERS & ADVERTISING — 1.9%
Comcast, Cl A	44,300	$1,064,086

ELECTRIC UTILITIES — 31.6%
CMS Energy	60,500	1,157,970
DTE Energy	20,750	1,034,180
FirstEnergy	25,600	1,143,040
Integrys Energy Group	32,550	1,634,336
ITC Holdings	23,000	1,615,980
NSTAR	46,350	2,054,695
Pinnacle West Capital	51,000	2,159,850
PPL	49,800	1,389,420
Southern	57,500	2,273,550
TECO Energy	90,900	1,684,377
Wisconsin Energy	37,000	1,134,050

		17,281,448

ENERGY — 25.5%
Baker Hughes	14,100	1,091,058
Cameron International *	30,050	1,680,997
Cenovus Energy	32,300	1,238,705
Devon Energy	18,400	1,448,080
Exxon Mobil	25,900	2,066,561
Occidental Petroleum	16,550	1,624,879
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JULY 31, 2011
COMMON STOCK — concluded

	Shares	Value
ENERGY — continued
Penn West Petroleum	48,250	$1,076,457
Schlumberger	28,200	2,548,434
Southwestern Energy *	26,700	1,189,752

		13,964,923

GAS — 16.1%
Energen	20,500	1,205,605
Enterprise Products Partners (A)	26,900	1,118,771
EQT	33,800	2,145,624
Oneok	23,550	1,714,205
South Jersey Industries	30,400	1,535,200
TransCanada	25,500	1,069,725

		8,789,130

INDUSTRIALS — 2.1%
Union Pacific	11,200	1,147,776

TELECOMMUNICATION SERVICES — 16.8%
American Tower, Cl A *	32,000	1,680,960
AT&T	64,700	1,893,122
BCE	47,400	1,809,258
CenturyLink	41,150	1,527,077
Frontier Communications	144,250	1,080,432
Telecomunicacoes de Sao Paulo ADR	38,075	1,207,739

		9,198,588

WATER UTILITIES — 4.0%
American Water Works	78,200	2,189,600

TOTAL COMMON STOCK (Cost $46,341,215)		53,635,551

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JULY 31, 2011
SHORT-TERM INVESTMENT — 1.6%

	Shares	Value
SEI Daily Income Trust Treasury II Fund, Cl B, 0.010% (B) (Cost $874,448)	874,448	$874,448

TOTAL INVESTMENTS— 99.6% (Cost $47,215,663)		$54,509,999

Percentages are based on Net Assets of $54,749,241.

*	Non-income producing security.

(A)	Security considered Master Limited Partnership. At July 31, 2011, this security amounted to $1,118,771 or 2.04% of net assets.

(B)	Rate shown is the 7-day effective yield as of July 31, 2011.

ADR — American Depositary Receipt

Cl — Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JULY 31, 2011
STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $47,215,663)	$54,509,999
Cash	9,214
Receivable for Investment Securities Sold	507,709
Receivable due from Investment Adviser	5,445
Dividends Receivable	133,439
Prepaid Expenses	9,111

Total Assets	55,174,917

Liabilities:
Payable for Investment Securities Purchased	292,643
Payable due to Investment Adviser	35,683
Payable for Capital Shares Redeemed	20,591
Payable due to Administrator	11,636
Chief Compliance Officer Fees Payable	5,799
Payable due to Trustees	2,046
Payable due to Distributor	431
Other Accrued Expenses	56,847

Total Liabilities	425,676

Net Assets	$54,749,241

Net Assets Consist of:
Paid-in Capital	$55,368,268
Undistributed Net Investment Income	662,993
Accumulated Net Realized Loss on Investments	(8,576,356)
Net Unrealized Appreciation on Investments	7,294,336

Net Assets	$54,749,241

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization — no par value) Institutional Class Shares ($52,122,857 ÷ 6,118,955)	$8.52

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization — no par value) Investor Class Shares ($2,626,384 ÷ 308,145)	$8.52

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH
FUND FOR THE YEAR
ENDED JULY 31, 2011
STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$1,900,155
Less: Foreign Taxes Withheld	(39,695)

Total Investment Income	1,860,460

Expenses:
Investment Advisory Fees	407,301
Administration Fees	132,137
Chief Compliance Officer Fees	9,619
Trustees’ Fees	8,864
Distribution Fees(1)	6,759
Transfer Agent Fees	82,549
Legal Fees	44,661
Registration Fees	31,969
Printing Fees	25,350
Audit Fees	20,069
Custodian Fees	5,242
Insurance and Other Expenses	13,299

Total Expenses	787,819

Less: Investment Advisory Fees Waived	(74,920)
Less: Fees Paid Indirectly	(135)

Net Expenses	712,764

Net Investment Income	1,147,696

Net Realized Gain on Investments	5,280,093
Net Change in Unrealized Appreciation on Investments	6,230,655

Net Realized and Unrealized Gain on Investments	11,510,748

Net Increase in Net Assets Resulting from Operations	$12,658,444

(1)	Attributable to Investor Class Shares.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	July 31,	July 31,
	2011	2010
Operations:
Net Investment Income	$1,147,696	$1,219,655
Net Realized Gain (Loss) on Investments	5,280,093	(1,865,222)
Net Change in Unrealized Appreciation on Investments	6,230,655	3,876,137

Net Increase in Net Assets Resulting from Operations	12,658,444	3,230,570

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(772,200)	(888,874)
Investor Class Shares	(33,857)	(40,102)

Total Dividends and Distributions	(806,057)	(928,976)

Capital Share Transactions(1)
Institutional Class Shares
Issued	801,661	4,315,749
Reinvestment of Distributions	504,243	571,442
Redeemed	(9,364,122)	(8,540,193)

Net Institutional Class Capital Share Transactions	(8,058,218)	(3,653,002)

Investor Class Shares
Issued	530,306	1,051,533
Reinvestment of Distributions	29,379	36,814
Redeemed	(1,060,865)	(1,373,829)

Net Institutional Class Capital Share Transactions	(501,180)	(285,482)

Net Decrease From Capital Share Transactions	(8,559,398)	(3,938,484)

Total Increase/(Decrease) in Net Assets	3,292,989	(1,636,890)

Net Assets:
Beginning of Year	51,456,252	53,093,142

End of Year (including undistributed net investment income of $662,993 and $368,296, respectively)	$54,749,241	$51,456,252

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout the Years
	Institutional Class Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$6.83	$6.52	$10.96	$12.73	$11.81

Income from Operations:
Net Investment Income(1)	0.17	0.16	0.19	0.30	0.22
Net Realized and Unrealized Gain/(Loss) on Investments	1.64	0.27	(3.45)	0.05 ^	1.85

Total from Operations	1.81	0.43	(3.26)	0.35	2.07

Dividends and Distributions from:
Net Investment Income	(0.12)	(0.12)	(0.19)	(0.29)	(0.22)
Net Realized Gains	—	—	(0.99)	(1.83)	(0.93)

Total Dividends and Distributions	(0.12)	(0.12)	(1.18)	(2.12)	(1.15)

Net Asset Value, End of Year	$8.52	$6.83	$6.52	$10.96	$12.73

Total Return†	26.62%††	6.58%††	(28.51) %††	1.37%	18.30%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$52,123	$48,929	$50,394	$74,026	$77,836
Ratio of Expenses to Average Net Assets (including waivers and reimbursements, excluding fees paid indirectly)	1.30%	1.30%	1.30%	1.15%	1.19%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.44%	1.42%	1.44%	1.15%	1.19%
Ratio of Net Investment Income to Average Net Assets	2.13%	2.27%	2.87%	2.49%	1.79%
Portfolio Turnover Rate	84%	89%	72%	66%	84%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

^	The amount shown for the year ended July 31, 2008 for a share outstanding does not accord with aggregate net losses on investments for that period because of the sales and repurchases of the Fund shares in relation to the fluctuating market value of investments of the Fund.

(1)	Per share data calculated using average shares method.
Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout the Years
	Investor Class Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2011	2010	2009	2008	2007^^
Net Asset Value, Beginning of Year	$6.83	$6.53	$10.96	$12.74	$11.81

Income from Operations:
Net Investment Income(1)	0.15	0.14	0.17	0.27	0.19
Net Realized and Unrealized Gain/(Loss) on Investments	1.64	0.26	(3.44)	0.04 ^	1.86

Total from Operations	1.79	0.40	(3.27)	0.31	2.05

Dividends and Distributions from:
Net Investment Income	(0.10)	(0.10)	(0.17)	(0.26)	(0.19)
Net Realized Gains	—	—	(0.99)	(1.83)	(0.93)

Total Dividends and Distributions	(0.10)	(0.10)	(1.16)	(2.09)	(1.12)

Net Asset Value, End of Year	$8.52	$6.83	$6.53	$10.96	$12.74

Total Return†	26.31%††	6.14%††	(28.60) %††	1.05%	18.09%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$2,626	$2,527	$2,699	$5,376	$4,332
Ratio of Expenses to Average Net Assets (including waivers and reimbursements, excluding fees paid indirectly)	1.55%	1.55%	1.55%	1.40%	1.44%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.69%	1.67%	1.68%	1.40%	1.44%
Ratio of Net Investment Income to Average Net Assets	1.87%	2.03%	2.53%	2.19%	1.53%
Portfolio Turnover Rate	84%	89%	72%	66%	84%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

^	The amount shown for the year ended July 31, 2008 for a share outstanding does not accord with aggregate net losses on investments for that period because of the sales and repurchases of the Fund shares in relation to the fluctuating market value of investments of the Fund.

^^	Effective August 1, 2006, all existing Class A Shares of the Reaves Select Research Fund were reclassified as Investor Class Shares.

(1)	Per share data calculated using average shares method.
Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
NOTES TO FINANCIAL STATEMENTS
1. Organization:
The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty funds. The financial statements herein are those of the Reaves Select Research Fund (the “Fund”). The financial statements of the remaining funds of the Trust are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Fund:
Use of Estimates — The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund will seek to obtain a bid price from at least one independent broker.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2011, there were no fair valued securities.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:
•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended July 31, 2011, there have been no significant changes to the Fund’s fair value methodologies and there have been no significant transfers between Level 1 and Level 2 assets and liabilities. As of July 31, 2011, all the investments for the Fund are classified as Level 1. For details of investment classifications, reference the Schedule of Investments.
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the year ended July 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.
Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are

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apportioned among the funds of the Trust based on the number of funds and/or relative net assets.
Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.
Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund’s Institutional Class has established a policy of a $0.03 minimum quarterly distribution. To the extent such distributions are in excess of net investment income, they are deemed to be paid from short-term or long-term gains to the extent such gains are available. To the extent these amounts are not available; distributions are deemed to be paid from capital. Any net realized capital gains are distributed to shareholders at least annually.
3. Transactions with Affiliates:
Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.
The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.
4. Administration, Distribution, Transfer Agent and Custodian Agreements:
Effective December 21, 2009, the Fund and the Administrator are parties to an amended Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:
0.12% on the first $300 million of the Fund’s average daily net assets;
0.08% on the next $200 million of the Fund’s average daily net assets; and
0.06% on the Fund’s average daily net assets over $500 million.

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The Fund is subject to a minimum annual fee of $112,500 for the period from December 21, 2009 through December 20, 2010, and a minimum annual fee of $125,000 for subsequent years. Additionally, the minimum annual fee for the Fund will be increased by $12,000 for each additional class of shares established after the initial class of shares.
The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated on November 16, 2004. The Fund has adopted a Distribution Plan (the “Plan”) for Investor Class Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average net assets attributable to Investor Class Shares as compensation for distribution services.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses.
During the year ended July 31, 2011, the Fund earned credits of $135, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.
U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
5. Investment Advisory Agreement:
Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Investor Class Shares’ average daily net assets, respectively. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the

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difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of July 31, 2011, the amount the Adviser may seek reimbursement of previously waived fees and reimbursed expenses for the Fund was as follows:

Expense Deferred in Fiscal	Subject to Repayment	Reaves Select
Period Ending, July 31:	Until, July 31:	Research Fund
2009	2012	$68,558
2010	2013	63,992
2011	2014	74,920

	Total	$207,470

6. Share Transactions:

	Year Ended	Year Ended
	July 31, 2011	July 31, 2010
Share Transactions:
Institutional Class
Issued	101,779	593,752
Reinvestment of Distributions	62,998	82,322
Redeemed	(1,210,633)	(1,236,219)

Net Institutional Class Shares Capital Share Transactions	(1,045,856)	(560,145)

Investor Class Shares
Issued	67,406	148,385
Reinvestment of Distributions	3,687	5,286
Redeemed	(132,732)	(197,388)

Net Investor Class Shares Capital Share Transactions	(61,639)	(43,717)

Net Decrease in Shares Outstanding from Share Transactions	(1,107,495)	(603,862)

7. Investment Transactions:
The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the year ended July 31, 2011 were $44,513,915 and $53,038,215, respectively. There were no purchases or sales of long-term U.S. Government securities.

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8. Federal Tax Information:
The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.
Accordingly, the following permanent differences that are primarily due to partnership adjustments have been reclassified to (from) the following accounts:

Undistributed
Net Investment	Accumulated Net
Income	Realized Loss	Paid-In Capital
$(46,942)	$47,379	$(437)
The tax character of dividends and distributions declared during the fiscal years ended July 31, 2011 and 2010 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
2011	$806,057	$—	$806,057
2010	928,976	—	928,976
As of July 31, 2011, the components of Accumulated Losses on a tax basis were as follows:

Undistributed Ordinary Income	$662,993
Capital Loss Carryforwards, expiring July 2018	(8,429,265)
Unrealized Appreciation	7,147,245

Total Accumulated Losses	$(619,027)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains. During the fiscal year ended July 31, 2011, the Fund utilized $3,123,775 of capital loss carryforwards to offset capital gains.

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Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at July 31, 2011 were as follows:

	Aggregate Gross	Aggregate Gross
Federal	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$47,362,754	$7,506,795	$(359,550)	$7,147,245
9. Concentration/Risks:
The Fund has adopted a policy to concentrate its investments (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.
10. Other:
At July 31, 2011, 12% of Institutional total shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding.
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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11. New Accounting Pronouncements:
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.
12. Subsequent Event:
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, effective September 12, 2011, all existing Investor Class Shares of the Fund have been reclassified as Class A Shares.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of Reaves Select Research Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Reaves Select Research Fund (one of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Reaves Select Research Fund at July 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
September 29, 2011

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)
Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Term of
	Position(s)	Office and
Name, Address[1],	Held with	Length of
Age	the Trust	Time Served[2]

INTERESTED BOARD MEMBERS

ROBERT A. NESHER	Chairman of the Board of Trustees	(Since 1991)
64 yrs. old

WILLIAM M. DORAN	Trustee	(Since 1992)
1701 Market Street,
Philadelphia, PA 19103
71 yrs. old

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

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deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-342-7058. The following chart lists Trustees and Officers as of July 31, 2011.

	Number of
	Funds in
	The Advisors’
	Inner Circle Fund II
Principal Occupation(s)	Overseen by Board	Other Directorships
During Past 5 Years	Member	Held by Board Member[3]

Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds. SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., and SEI Multi-Strategy Funds plc.

Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.	30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds. SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served[2]

INDEPENDENT BOARD MEMBERS

JAMES M. STOREY	Trustee	(Since 1994)
Age 80

GEORGE J. SULLIVAN, JR.	Trustee	(Since 1999)
Age 68

BETTY L. KRIKORIAN	Trustee	(Since 2005)
Age 68

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

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	Number of
	Funds in
	The Advisors’
	Inner Circle Fund II
Principal Occupation(s)	Overseen by Board	Other Directorships
During Past 5 Years	Member	Held by Board Member[3]

Attorney, Solo Practitioner since 1994. Partner, Dechert, September 1987-December 1993.	30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Massachusetts Health and Education Tax-Exempt Trust, and U.S. Charitable Gift Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P

Chief Executive Officer, Inc. Newfound Consultants, Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Nobel Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991.	30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Director of SEI Alpha Strategy Portfolios, L.P., SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

Vice President Compliance, AARP Financial, Inc. from 2008 until July, 2010. Self-employed Legal and Financial Services Consultant since 2003. Counsel to State Street Bank Global Securities and Cash Operations from 1995 to 2003.	30	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served[2]

INDEPENDENT BOARD MEMBERS (continued)

CHARLES E. CARLBOM	Trustee	(Since 2005)
Age 76

MITCHELL A. JOHNSON	Trustee	(Since 2005)
Age 69

JOHN K. DARR	Trustee	(Since 2008)
Age 66

OFFICERS

PHILIP T. MASTERSON	President	(Since 2008)
Age 47

MICHAEL LAWSON	Treasurer, Controller and Chief Financial Officer	(Since 2005)
Age 50

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

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	Number of
	Funds in
	The Advisors’
	Inner Circle Fund II
Principal Occupation(s)	Overseen by Board	Other Directorships
During Past 5 Years	Member	Held by Board Member/Officer[3]

Self-employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.	30	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director of Oregon Transfer Co.

Private investor since 1994.	30	Trustee of the Advisors’ Inner Circle Fund, and Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

CEO, Office of Finance, FHL Banks, from 1992 to 2007.	30	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

Managing Director of SEI Investments since 2006. Vice President and Assistant Secretary of the Administrator from 2004 to 2006. General Counsel of Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.
	N/A	N/A

Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments Fund Accounting from April 1995 to February 1998 and November 1998 to July 2005.	N/A	N/A

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served

OFFICERS (continued)

RUSSELL EMERY	Chief Compliance Officer	(Since 2006)
Age 48

DIANNE SULZBACH	Vice President and Secretary	(Since 2011)
Age 34

CAROLYN F. MEAD	Vice President and Assistant Secretary	(Since 2005)
Age 54

JAMES NDIAYE	Vice President and Assistant Secretary	(Since 2005)
Age 42

TIMOTHY D. BARTO	Vice President and Assistant Secretary	(Since 2000)
Age 43

MICHAEL BEATTIE	Vice President	(Since 2009)
Age 46

KERI ROHN	AML Officer	(Since 2011)
Age 31	Privacy Officer	(Since 2009)

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Number of
Funds in
The Advisors’
Inner Circle Fund II
Principal Occupation(s)	Overseen by Board	Other Directorships
During Past 5 Years	Member	Held by Board Member

Director of Investment Product Management and Development at SEI Investments since February 2003. Senior Investment Analyst, Equity team at SEI Investments from March 2000 to February 2003.	N/A	N/A

Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens &Young LLP from 2002 to 2003.
	N/A	N/A

Counsel at SEI Investments since 2007. Associate at Stradley, Ronon, Stevens & Young from 2004 to 2007. Counsel at ING Variable Annuities from 1999 to 2002.	N/A	N/A

Employed by SEI Investments Company since 2004. Vice President, Deutsche Asset Management from 2003-2004. Associate, Morgan, Lewis & Bockius LLP from 2000-2003. Counsel, Assistant Vice President, ING Variable Annuities Group from 1999-2000.
	N/A	N/A

General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.
	N/A	N/A

Director of Client Services at SEI since 2004.	N/A	N/A

Compliance Officer at SEI Investments since 2003.	N/A	N/A

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DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the following page illustrates your Fund’s costs in two ways.
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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RESEARCH FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)
Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	2/1/2011	7/31/2011	Ratios	Period*

Actual Fund Return
Institutional Class	$1,000.00	$1,048.90	1.30%	$6.60
Investor Class	1,000.00	1,047.60	1.55	7.87
Hypothetical Fund Return
Institutional Class	$1,000.00	$1,018.35	1.30%	$6.51
Investor Class	1,000.00	1,017.11	1.55	7.75

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
NOTICE TO SHAREHOLDERS (Unaudited)
For shareholders who do not have a July 31, 2011 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2011 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2011, the Fund is designating the following items with regard to distributions paid during the year.

Foreign
Investors
			Qualifying for			Short-Term
Long-Term	Ordinary	Corporate	Dividends	Qualifying	Interest	Capital
Capital Gain	Income	Total	Received	Dividend	Related	Gain
Distributions	Distributions	Distributions	Deduction (1)	Income (2)	Dividend (3)	Dividends (4)
0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid for foreign investors.

(4)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Reaves Select Research Fund
P.O. Box 219009
Kansas City, MO 64121-9009
Investment Adviser:
W.H. Reaves & Co., Inc.
10 Exchange Place
18th Floor
Jersey City, NJ 07302
Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20004
Independent Registered Public Accounting Firm:
Ernst & Young, LLP
2001 Market Street, Suite 4000
Philadelphia, PA 19103
This information must be preceded or accompanied by a current prospectus for the Fund.
WHR- AR-001-0700

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.
(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).
E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2011			2010
		All fees and	All other fees		All fees and	All other fees
		services to	and services to		services to	and services to
	All fees and	service	service	All fees and	service	service
	services to the	affiliates that	affiliates that	services to the	affiliates that	affiliates that
	Trust that were	were pre-	did not require	Trust that were	were pre-	did not require
	pre-approved	approved	pre-approval	pre-approved	approved	pre-approval
(a) Audit Fees	$367,400	$1,853	N/A	$314,172	$1,377	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A
Notes:
(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.
The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.
Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.
Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.
All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.
In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.
(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	0%	0%
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
(f) Not applicable.
(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2011 and 2010, respectively.
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).
(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Philip T. Masterson Philip T. Masterson
President
Date: October 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Philip T. Masterson Philip T. Masterson
President

Date: October 7, 2011

By (Signature and Title)	/s/ Michael Lawson Michael Lawson
Treasurer, Controller and Chief Financial Officer
Date: October 7, 2011